UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-KCURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest reported) June 27, 2007

IELEMENT CORPORATION
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(Exact name of registrant as specified in its charter)

NEVADA    000-29331    76-0270295
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(State or other jurisdiction  of incorporation) (Commission  File Number) (IRS Employer Identification No.)

17194 Preston Road, Suite 102, PMB 341, Dallas, TX 75248
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 254-3425
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 27, 2007 Ken Willey resigned from the Board of Directors. There were no disagreements between Mr. Willey and the Company.

Item 9.01. Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2007

IELEMENT CORPORATION

By: /s/Ivan Zweig
Name: Ivan Zweig
Title: Chief Executive Officer